UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2008

SPRINT NEXTEL CORPORATION

(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 829-0965

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 3, 2008, Sprint Nextel Corporation (“Sprint Nextel”) and its wholly-owned subsidiaries, Nextel Communications, Inc. and Sprint Capital Corporation, entered into an amendment (the “Credit Agreement Amendment”) to their existing credit agreement, dated as of December 19, 2005, with JPM Chase Bank, N.A., as administrative agent, and a syndicate of banks. The Credit Agreement Amendment includes a reduction in the size of the revolving credit facility from $6 billion to $4.5 billion.

Other changes to the existing credit agreement include, without limitation, the following: (i) an increase in Sprint Nextel’s permitted debt to EBITDA ratio (the “Total Indebtedness Ratio”) from 3.5 to 4.25; (ii) subject to certain exceptions, the addition of guaranties by Sprint Nextel’s domestic subsidiaries; (iii) increases to the interest rates and fees payable under the facility including the interest rate for LIBOR-based loans that will now generally bear interest at LIBOR plus a margin ranging between 2.50% and 3.00%, depending on Sprint Nextel’s debt ratings (under the existing credit agreement the applicable margin for LIBOR-based loans was 0.75%); and (iv) a new covenant that, subject to certain exceptions, prohibits Sprint Nextel from paying cash dividends or repurchasing its stock unless the Total Indebtedness Ratio is less than 2.5 to 1.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The press release announcing the Credit Agreement Amendment is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K regarding the Credit Agreement Amendment is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Credit Agreement Amendment, dated as of November 3, 2008, among Sprint Nextel Corporation, Nextel Communications, Inc., and Sprint Capital Corporation, as Borrowers, the lenders named therein, and JPMorgan Chase Bank, N. A., as Administrative Agent.

99.1	Press Release Announcing Credit Agreement Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: November 7, 2008		/s/ Timothy O’Grady
	By:	Timothy O’Grady
Assistant Secretary

EXHIBIT INDEX

Number	Exhibit

10.1	Credit Agreement Amendment, dated as of November 3, 2008, among Sprint Nextel Corporation, Nextel Communications, Inc., and Sprint Capital Corporation, as Borrowers, the lenders named therein, and JPMorgan Chase Bank, N. A., as Administrative Agent.

99.1	Press Release Announcing Credit Agreement Amendment.